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                                                             EXHIBIT 99.906 CERT

         CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Issuer: The Guardian Variable Contract Funds, Inc.

In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: March 4, 2004

                                   /s/ Thomas G. Sorell
                                   -------------------------------------------
                                   Thomas G. Sorell
                                   President of
                                   The Guardian Variable Contract Funds, Inc.

Date: March 4, 2004

                                   /s/ Frank L. Pepe
                                   -------------------------------------------
                                   Frank L. Pepe
                                   Vice President and Treasurer of
                                   The Guardian Variable Contract Funds, Inc.